                                                                    EXHIBIT 10.3


               AMENDED AND RESTATED EXECUTIVE EMPLOYMENT AGREEMENT


         This Agreement is made and entered into as of the 13th day of October, 2003 by and among Viasystems Group, Inc. ("Viasystems"), Viasystems, Inc. ("Inc.") and Viasystems Technologies Corp. LLC ("LLC" and, together with Viasystems, Inc. and the other subsidiaries listed on the signature page hereto, "Employer"), and David M. Sindelar ("Employee").

                                   WITNESSETH:

         WHEREAS, Employer and Employee entered into an Employment Agreement as of January 1, 1997, which was amended and restated on each of February 16, 2000 and January 31, 2003, and desire to further amend and restate the terms of such Agreement as set forth herein;

         NOW, THEREFORE, Employee and Employer, in consideration of the agreements, covenants and conditions herein contained, hereby agree as follows:

1. BASIC EMPLOYMENT PROVISIONS.

         (a) Employment and Term. Employer hereby agrees to employ Employee (hereinafter referred to as the "Employment") as the Chief Executive Officer of Viasystems (the "Position"), and Employee agrees to be employed by Employer in such Position for a period ending on January 31, 2005, unless terminated earlier pursuant to Section 3 (the "Employment Period"). In the event that termination pursuant to Section 3 has not occurred on or prior to January 31, 2005 (or any anniversary thereof), the Employment Period shall automatically extend for an additional one year period until terminated pursuant to Section 3.

         (b) Duties. Employee in the Position shall be subject to the direction and supervision of the Chairman of the Board of Directors of Viasystems (the "Chairman") and shall have those duties and responsibilities which are assigned to Employee during the Employment Period by the Chairman consistent with the Position, provided that the Chairman shall not assign any greater duties or responsibilities to the Employee than are necessary to the Employee's faithful and adequate supervision of the overall management of Viasystems and its subsidiaries, both direct and indirect. Subject to the Employee's faithful and adequate supervision of the overall management of Viasystems, the Employee shall be free to participate in other endeavors. Employee agrees to perform faithfully the duties assigned to Employee to the best of Employee's ability.

2. COMPENSATION.

         (a) Salary. Employer shall pay to Employee during the Employment Period a salary as basic compensation for the services to be rendered by Employee hereunder. The initial amount of such salary shall be Nine Hundred Twenty Thousand Dollars ($920,000) per annum (reduced by any amount of salary actually received by Employee in respect of International Wire Group, Inc. from the period from October 16, 2003 to April 15, 2005). Such salary shall be reviewed by the Chairman and may be increased in the Chairman's sole discretion but may not be reduced. Such salary shall accrue and be payable in accordance with the payroll practices of Employer in effect from time to time. All such payments shall be subject to deduction and withholding authorized or required by applicable law.

         (b) Bonus. During the Employment Period, Employee shall be eligible to receive an annual bonus (payable by the Employer) in an amount in accordance with the Senior Executive Incentive Compensation Plan.

         (c) Benefits. During the Employment Period, Employee shall be entitled to such other benefits as are customarily accorded the executives of Employer, including without limitation, group life, hospitalization and other insurance and vacations.

         (d) Medical Benefits. During the lifetime of Employee and/or Employee's spouse, whether or not the Employment Period or this Agreement has terminated for any reason, Employer shall provide health coverage to Employee and/or Employee's spouse at least equal to the health coverage granted to Employee on the date hereof at no cost to Employee and/or Employee's spouse. Provided, however, that no medical benefits shall be provided pursuant to this Section 2(d) during any period in which Employee is eligible to receive medical benefits from any person or entity (other than Employer or its affiliates) engaged in the EMS or printed circuit board business and situated within the United States of America. Provided further, however, that no medical benefits shall be provided pursuant to this Section 2(d) if Employee is employed for a period of 10 or more years after termination of this Agreement as an Executive Vice President or in a more senior position with any person or entity (other than Employer or its affiliates) engaged in the EMS or printed circuit board business and situated within the United States of America.

         (e) Directors and Officers Insurance. Employer will use its best efforts to obtain and to maintain a policy of insurance on directors and officers of Employer in amounts to be determined by Employer, in its reasonable judgment based upon companies similarly situated.

3. TERMINATION.

         (a) Death or Disability. This Agreement shall terminate automatically upon the death or total disability of Employee. For the purpose of this Agreement "total disability" shall be deemed to have occurred if Employee shall have been unable to perform the Employee's duties of employment due to mental or physical incapacity for a period of six (6) consecutive months or for any one hundred (100) working days out of a twelve (12) consecutive month period.

         (b) Cause. Employer may terminate the employment of Employee under this Agreement for Cause. For the purpose of this Agreement, "Cause" shall be deemed to be fraud, dishonesty, or unauthorized use of any of Employer's trade secrets or confidential information.

         (c) Without Cause. Employer may terminate the employment of Employee under this Agreement without Cause, subject to the continuing rights of Employee pursuant to Section 4(b) below.

4. COMPENSATION UPON TERMINATION.

         (a) Termination for Cause or Voluntary Termination by Employee. If the employment of Employee under this Agreement is terminated for Cause or if Employee voluntarily terminates his employment, no further compensation pursuant to Sections 2(a), 2(b) and 2(c) shall be paid to Employee after the date of termination.

         (b) Termination Without Cause/Death or Disability. If the employment of Employee under this Agreement is terminated pursuant to Sections 3(a) or 3(c) above, Employee shall be entitled to continue to receive from Employer Employee's then current salary hereunder (which shall not be less than the amount specified in the second sentence of Section 2(a) above), for the greater of the period ending on January 31, 2005 or 18 months (either, the "Severance Period"), such amount to continue to be paid in accordance with the payroll practices of Employer and shall further be entitled to continue to receive during such Severance Period the benefits to which Employee would otherwise be entitled pursuant to Sections 2(b) and (c) and reimbursement for expenses incurred by Employee to own and maintain an automobile as contemplated by
Section 5 below.

5. EXPENSE REIMBURSEMENT. Upon submission of properly documented expense account reports, Employer shall reimburse Employee for all reasonable travel and entertainment expenses incurred by Employee in the course of his employment with Employer. During the term hereof, Employee will be reimbursed by Employer for expenses incurred by Employee to own and maintain an automobile.

6. ASSIGNMENT. This Agreement and all of the provisions hereof shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns, but neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by any of the parties hereto except that this Agreement and all of the provisions hereof may be assigned by Employer to any successor to all or substantially all of its assets (by merger or otherwise) and may otherwise be assigned upon the prior written consent of Employee.

7. CONFIDENTIAL INFORMATION.

         (a) Non-Disclosure. During the Employment Period or at any time thereafter, irrespective of the time, manner or cause of the termination of this Agreement, Employee will not directly or indirectly reveal, divulge, disclose or communicate to any person or entity, other than authorized officers, directors and employees of the Employer, in any manner whatsoever, any Confidential Information (as hereinafter defined) of Employer without the prior written consent of the Chairman.

         (b) Definition. As used herein, "Confidential Information" means information disclosed to or known by Employee as a direct or indirect consequence of or through the Employment about Employer, or its respective businesses, products and practices which information is not generally known in the business in which Employer is or may be engaged. However, Confidential Information shall not include under any circumstances any information with respect to the foregoing matters which is (i) available to the public from a source other than Employee, (ii) released in writing by Employer to the public or to persons who are not under a similar obligation of confidentiality to Employer and who are not parties to this Agreement, (iii) obtained by Employee from a third party not under a similar obligation of confidentiality to Employer, (iv) required to be disclosed by any court process or any government or agency or department of any government, or (v) the subject of a written waiver executed by either Employer for the benefit of Employee.

         (c) Return of Property. Upon termination of the Employment, Employee will surrender to Employer all Confidential Information, including without limitation, all lists, charts, schedules, reports, financial statements, books and records of the Employer, and all copies thereof, and all other property belonging to the Employer but Employee shall be accorded reasonable access to such Confidential Information subsequent to the Employment Period for any proper purpose as determined in the reasonable judgment of Employer.

8. NO VIOLATION. Employee hereby represents and warrants to Employer that neither the execution, delivery and performance of this Agreement nor the passage of time, nor both, will conflict with, result in a default, right to accelerate or loss of rights under any provision of any agreement or understanding to which the Employee or, to the best knowledge of Employee, any of Employee's affiliates are a party or by which Employee or, to the best knowledge of Employee, Employee's affiliates may be bound or affected.

9. CAPTIONS. The captions, headings and arrangements used in this Agreement are for convenience only and do not in any way affect, limit or amplify the provisions hereof.

10. NOTICES. All notices required or permitted to be given hereunder shall be in writing and shall be deemed delivered, whether or not actually received, two days after deposited in the United States mail, postage prepaid, registered or certified mail, return receipt requested, addressed to the party to whom notice is being given at the specified address or at such other address as such party may designate by notice:

                  Employer:         Viasystems Group, Inc.
                                    101 South Hanley Road
                                    St. Louis, Missouri 63105
                                    Attn: Chairman

                  Employee:         David M. Sindelar
                                    10630 Ballantrae
                                    St. Louis, Missouri 63131

11. INVALID PROVISIONS. If any provision of this Agreement is held to be illegal, invalid or unenforceable under present or future laws, such provision shall be fully severable, and this Agreement shall be construed and enforced as if such illegal, invalid or unenforceable provision had never comprised a part of this Agreement; the remaining provisions of this Agreement shall remain in full force and effect and shall not be affected by the illegal, invalid or unenforceable provision or by its severance from this Agreement. In lieu of each such illegal, invalid or unenforceable provision, there shall be added automatically as part of this Agreement a provision as similar in terms to such illegal, invalid or unenforceable provision as may be possible and be legal, valid and enforceable.


12. ENTIRE AGREEMENT; AMENDMENTS. This Agreement contains the entire agreement of the parties hereto with respect to the subject matter hereof and supersedes all prior agreements and understandings, if any, relating to the subject matter hereof. This Agreement may be amended in whole or in part only by an instrument in writing setting forth the particulars of such amendment and duly executed by an officer of Employer expressly authorized by the Chairman to do so and by Employee.

13. WAIVER. No delay or omission by any party hereto to exercise any right or power hereunder shall impair such right or power or be construed as a waiver thereof. A waiver by any of the parties hereto of any of the covenants to be performed by any other party or any breach thereof shall not be construed to be a waiver of any succeeding breach thereof or of any other covenant herein contained. Except as otherwise expressly set forth herein, all remedies provided for in this Agreement shall be cumulative and in addition to and not in lieu of any other remedies available to any party at law, in equity or otherwise.

14. COUNTERPARTS. This Agreement may be executed in multiple counterparts, each of which shall constitute an original, and all of which together shall constitute one and the same agreement.

15. GOVERNING LAW. This Agreement shall be construed and enforced according to the laws of the State of Missouri.

         IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the date first above written.


EMPLOYER:                                    EMPLOYEE:


VIASYSTEMS GROUP, INC.

By: /s/ David J. Webster                     /s/ David M. Sindelar
    ---------------------------------        -----------------------------------
Name: David J. Webster                       David M. Sindelar
      -------------------------------
Title: Senior Vice President
       ------------------------------


VIASYSTEMS, INC.

By: /s/ David J. Webster
    ---------------------------------
Name: David J. Webster
      -------------------------------
Title: Senior Vice President
       ------------------------------


VIASYSTEMS TECHNOLOGIES CORP. LLC

By: /s/ David J. Webster
    ---------------------------------
Name: David J. Webster
      -------------------------------
Title: Senior Vice President
       ------------------------------


VIASYSTEMS MILWAUKEE, INC.

By: /s/ David J. Webster
    ---------------------------------
Name: David J. Webster
      -------------------------------
Title: Senior Vice President
       ------------------------------


VIASYSTEMS INTERNATIONAL, INC.

By: /s/ David J. Webster
    ---------------------------------
Name: David J. Webster
      -------------------------------
Title: Senior Vice President
       ------------------------------


VIASYSTEMS II ULC

By: /s/ David J. Webster
    ---------------------------------
Name: David J. Webster
      -------------------------------
Title: Senior Vice President
       ------------------------------

VIASYSTEMS LUXEMBOURG S.a.r.l.

By: /s/ David J. Webster
    ---------------------------------
Name: David J. Webster
      -------------------------------
Title: Senior Vice President
       ------------------------------


VIASYSTEMS CANADA HOLDINGS, INC.

By: /s/ David J. Webster
    ---------------------------------
Name: David J. Webster
      -------------------------------
Title: Senior Vice President
       ------------------------------


VIASYSTEMS CANADA PARTNERSHIP

By: /s/ David J. Webster
    ---------------------------------
Name: David J. Webster
      -------------------------------
Title: Senior Vice President
       ------------------------------


VIASYSTEMS CANADA, G.P.

By: /s/ David J. Webster
    ---------------------------------
Name: David J. Webster
      -------------------------------
Title: Senior Vice President
       ------------------------------


SHANGHAI RELTEC COMMUNICATIONS TECHNOLOGY CO. LTD.

By: /s/ David J. Webster
    ---------------------------------
Name: David J. Webster
      -------------------------------
Title: Senior Vice President
       ------------------------------


SHANGHAI VIASYSTEMS EMS CO. LTD.

By: /s/ David J. Webster
    ---------------------------------
Name: David J. Webster
      -------------------------------
Title: Senior Vice President
       ------------------------------


QINGDAO VIASYSTEMS TELECOMMUNICATIONS TECHNOLOGIES CO. LTD.

By: /s/ David J. Webster
    ---------------------------------
Name: David J. Webster
      -------------------------------
Title: Senior Vice President
       ------------------------------

VIASYSTEMS BVI LTD.

By: /s/ David J. Webster
    ---------------------------------
Name: David J. Webster
      -------------------------------
Title: Senior Vice President
       ------------------------------


VIASYSTEMS ASIA PACIFIC COMPANY LTD.

By: /s/ David J. Webster
    ---------------------------------
Name: David J. Webster
      -------------------------------
Title: Senior Vice President
       ------------------------------


VIASYSTEMS CY EMS SHENZHEN COMPANY LTD.

By: /s/ David J. Webster
    ---------------------------------
Name: David J. Webster
      -------------------------------
Title: Senior Vice President
       ------------------------------


KALEX CIRCUIT BOARD (CHINA) LIMITED

By: /s/ David J. Webster
    ---------------------------------
Name: David J. Webster
      -------------------------------
Title: Senior Vice President
       ------------------------------


GUANGZHOU TERMBRAY ELECTRONICS TECHNOLOGY CO. LTD.

By: /s/ David J. Webster
    ---------------------------------
Name: David J. Webster
      -------------------------------
Title: Senior Vice President
       ------------------------------


TERMBRAY CIRCUIT BOARD COMPANY LTD.

By: /s/ David J. Webster
    ---------------------------------
Name: David J. Webster
      -------------------------------
Title: Senior Vice President
       ------------------------------


KALEX CIRCUIT BOARD (GUANGZHOU) LIMITED

By: /s/ David J. Webster
    ---------------------------------
Name: David J. Webster
      -------------------------------
Title: Senior Vice President
       ------------------------------

GUANGZHOU TERMBRAY CIRCUIT BOARD CO. LTD.

By: /s/ David J. Webster
    ---------------------------------
Name: David J. Webster
      -------------------------------
Title: Senior Vice President
       ------------------------------


KALEX MULTI-LAYER CIRCUIT BOARD (ZHONG SHAN) LTD.

By: /s/ David J. Webster
    ---------------------------------
Name: David J. Webster
      -------------------------------
Title: Senior Vice President
       ------------------------------


VIASYSTEMS SUPPLY COMPANY LTD.

By: /s/ David J. Webster
    ---------------------------------
Name: David J. Webster
      -------------------------------
Title: Senior Vice President
       ------------------------------


VIASYSTEMS (SOUTH CHINA) COMPANY LTD.

By: /s/ David J. Webster
    ---------------------------------
Name: David J. Webster
      -------------------------------
Title: Senior Vice President
       ------------------------------


VIASYSTEMS EMS (HONG KONG) COMPANT LTD.

By: /s/ David J. Webster
    ---------------------------------
Name: David J. Webster
      -------------------------------
Title: Senior Vice President
       ------------------------------


VIASYSTEMS KALEX PRINTED CIRCUIT BOARD LIMITED

By: /s/ David J. Webster
    ---------------------------------
Name: David J. Webster
      -------------------------------
Title: Senior Vice President
       ------------------------------


VIASYSTEMS ASIA PACIFIC PROPERTY B.V.I. LIMITED

By: /s/ David J. Webster
    ---------------------------------
Name: David J. Webster
      -------------------------------
Title: Senior Vice President
       ------------------------------

TERMBRAY LAMINATE COMPANY LIMITED

By: /s/ David J. Webster
    ---------------------------------
Name: David J. Webster
      -------------------------------
Title: Senior Vice President
       ------------------------------


GUANGZHOU KALEX LAMINATE COMPANY LTD.

By: /s/ David J. Webster
    ---------------------------------
Name: David J. Webster
      -------------------------------
Title: Senior Vice President
       ------------------------------


VIASYSTEMS ULC

By: /s/ David J. Webster
    ---------------------------------
Name: David J. Webster
      -------------------------------
Title: Senior Vice President
       ------------------------------


VIASYSTEMS GROUP LIMITED

By: /s/ David J. Webster
    ---------------------------------
Name: David J. Webster
      -------------------------------
Title: Senior Vice President
       ------------------------------


VIASYSTEMS PARTNER LTD.

By: /s/ David J. Webster
    ---------------------------------
Name: David J. Webster
      -------------------------------
Title: Senior Vice President
       ------------------------------


WIREKRAFT INDUSTRIES, INC.

By: /s/ David J. Webster
    ---------------------------------
Name: David J. Webster
      -------------------------------
Title: Senior Vice President
       ------------------------------


WIRE HARNESS INDUSTRIES, INC.

By: /s/ David J. Webster
    ---------------------------------
Name: David J. Webster
      -------------------------------
Title: Senior Vice President
       ------------------------------

WIREKRAFT HOLDING COMPANY

By: /s/ David J. Webster
    ---------------------------------
Name: David J. Webster
      -------------------------------
Title: Senior Vice President
       ------------------------------


WIREKRAFT EMPLOYMENT CO.

By: /s/ David J. Webster
    ---------------------------------
Name: David J. Webster
      -------------------------------
Title: Senior Vice President
       ------------------------------


ECM HOLDING COMPANY

By: /s/ David J. Webster
    ---------------------------------
Name: David J. Webster
      -------------------------------
Title: Senior Vice President
       ------------------------------


ELECTRO COMPONENTS de MEXICO, S.A. de C.V.

By: /s/ David J. Webster
    ---------------------------------
Name: David J. Webster
      -------------------------------
Title: Senior Vice President
       ------------------------------


VIASYSTEMS BV

By: /s/ David J. Webster
    ---------------------------------
Name: David J. Webster
      -------------------------------
Title: Senior Vice President
       ------------------------------


PRINT SERVICE HOLDING NV

By: /s/ David J. Webster
    ---------------------------------
Name: David J. Webster
      -------------------------------
Title: Senior Vice President
       ------------------------------


VIASYSTEMS MOMMERS BV

By: /s/ David J. Webster
    ---------------------------------
Name: David J. Webster
      -------------------------------
Title: Senior Vice President
       ------------------------------